December 29, 2017
EIP Growth and Income Fund (the “Fund”)
Supplement to the Prospectus dated April 29, 2017

NEW EXPENSE LIMITATION

Effective January 1, 2018, the Fund’s adviser, Energy Income Partners, LLC, has contractually agreed to lower the Fund’s expense cap.  Accordingly, the Annual Fund Operating Expenses table and the Example sub-section in the Fund Summary section of the Fund’s prospectus are replaced with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)1
	Investor Class	Class I
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	NONE
Total Other Expenses[2]	3.08%	2.59%
Administrative Services Plan Fee	0.15%	NONE
Other Expenses	2.93%	2.59%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	4.37%	3.63%
Fee Waivers and Expense Reimbursements[3]	-2.43%	-2.09%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.94%	1.54%
[1]	Restated to reflect the impact of the Fund’s new, lower expense cap for an entire year.
[2]	Other expenses for Investor Class shares are estimated based on expenses for Class I shares.
[3]
Effective January 1, 2018, the Fund’s adviser contractually has agreed to waive its management fee and/or reimburse Fund expenses so that total annual operating expenses for each class (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees or fees under the Administrative Services Plan; taxes; extraordinary expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.50% of average daily net assets through April 30, 2019.  Any waiver or reimbursement by the Fund’s adviser is subject to repayment by the Fund in the three years following the date the particular waiver or reimbursement is due; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation (or, if lower, any applicable expense limitation then in effect).  This expense cap may not be terminated prior to this date except by the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  It assumes a 5% return on your investment each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the Example takes into account the expense cap described above.  Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Investor Class	$197	$1,103	$2,021	$4,367
Class I	$157	$918	$1,701	$3,752

You should read this supplement in conjunction with the Fund’s prospectus and retain it for future reference.